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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 11, 2000

                        N-VIRO INTERNATIONAL CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

          DELAWARE                       0-21802                 34-1741211
(STATE OR OTHER JURISDICTION           (COMMISSION              (IRS EMPLOYER
      OF INCORPORATION)               FILE NUMBER)           IDENTIFICATION NO.)


               3450 W. CENTRAL AVENUE, SUITE 328
                         TOLEDO, OHIO                               43606
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (419) 535-6374




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ITEM 5.           OTHER ITEMS

         On May 11, 2000, the Board of Directors (the "Board") of N-Viro International Corporation ("the Company") elected a new member to the Board of Directors at a regular scheduled meeting. In accordance with the By-Laws of the Company, Mr. R. Francis DiPrete, of Scituate, Rhode Island was elected as a Class III member by the Board to replace Frederick Kurtz, who resigned from the Board in November, 1999.

         Mr. DiPrete presently owns 8,800 shares of the Company's common stock. In addition, Mr. DiPrete is a co-trustee of the Cooke Family Trust, which owns 111,100 shares of the Company's common stock. Together, these 119,900 shares represent 4.55% of the outstanding shares of the Company. Mr. DiPrete, age 45, is a lawyer and is presently an officer and a member of the Board of Directors of the Ross Corporation, which owns and develops medical device technology.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        N-VIRO INTERNATIONAL CORPORATION

Dated:     June 6, 2000                     By:        /s/ James K. McHugh
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                                                     James K. McHugh
                                                     Chief Financial Officer